EXHIBIT 10.40

                                                 IMNET SYSTEMS, INC.
                               ENDORSEMENT SPLIT-DOLLAR LIFE INSURANCE AGREEMENT


                  THIS IMNET SYSTEMS, INC. ENDORSEMENT SPLIT-DOLLAR LIFE INSURANCE AGREEMENT made and entered into this day of October, 1997, by and between IMNET SYSTEMS, INC., a Delaware corporation with its principal office in Alpharetta, Georgia (hereinafter referred to as the "Company"), and KENNETH D. RARDIN, a resident of the State of Georgia (hereinafter referred to as the "Employee").

                                                 W I T N E S S E T H

         WHEREAS, the Employee is employed by the Company; and

         WHEREAS, the Employee wishes to obtain life insurance protection for his designated beneficiaries in the event of his death and the Company is willing to assist the Employee in obtaining such protection as an additional employment benefit, all as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed between the parties as follows:

                  1. Definitions. The following capitalized terms have the indicated meanings for purposes of this
Agreement:

                  "Agreement"  means  this  IMNET  Systems,   Inc.   Endorsement
Split-Dollar Agreement, as amended from time to time in accordance with the terms hereof.

                  "Annual Insurance Cost" means, with respect to any calendar year for which such amount is to be determined for purposes of this Agreement, the cost (calculated by application of the lower of (i) the PS 58 rate set forth in Rev. Rul. 55-747, 1955-2 C.B. 228 (or the corresponding applicable provision of any future Revenue Ruling), or (ii) the Insurance Company's current published premium rate for annually renewable term insurance for standard risks, or such other amount as may be required or permitted pursuant to Revenue Ruling, 64-328, 1964-2 C.B.11 and subsequent interpretations or modifications thereof, all as determined by the Company in its sole and absolute discretion) of the portion of the death benefit which the Beneficiary would receive under the Policy and in accordance with this Agreement if the Employee died during such year, all as determined by the Company in its sole and absolute discretion.

                  "Beneficiary"   means   the   beneficiary   or   beneficiaries
designated by the Employee in accordance with Section 6(a) hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Claims Manager" means the Company or such person or persons as may be designated from time to time by the Company.

                  "Company" means IMNET Systems, Inc., a Delaware corporation and its successors and assigns.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Employee" means Kenneth D. Rardin and his/her successors and assigns in accordance with this Agreement (as modified by Section 13(b) hereof).

                  "Insurance Company" means, with respect to the Policy, the insurance company that issues the Policy, and its successors and assigns.

                  "Minimum Death Benefit" means $925,000.

                  "Net Cash Surrender Value" means, with respect to the Policy, and as of any particular date, the excess of the cash surrender value of the Policy over any outstanding indebtedness incurred by the Company and secured by the Policy, including any interest due on such indebtedness.

                  "Policy" means any policy or policies insuring the life of the Employee obtained by the Company in accordance with Section 2 hereof.

                  "Total Company Premium Payments" means the aggregate premium payments made by the Company with respect to the Policy.

         2.       Life Insurance.

                  (a) Subject to the other terms and limitations set forth in this Agreement (including, without limitation, Section 2(b) below), the Company shall obtain such life insurance policy or policies (the "Policy") as the Company shall determine in its sole and absolute discretion necessary to provide, upon the Employee's death, a death benefit to the Beneficiary in accordance with Section 8 hereof equal to the Minimum Death Benefit. The Policy may be issued by such insurance company or companies as the Company shall select in its sole and absolute discretion so long as any such insurance company has a rating of "A+" or better from two of the following life insurance company rating agencies: A.M. Best, Duff & Phelps, Moodys and Standard and Poors. The Policy may have such additional terms and features as the Company shall in its sole and absolute discretion determine appropriate. The Company shall identify the Policy by delivering written notice to the Employee describing the Policy substantially in the form as Exhibit "A" attached hereto. Notice of any replacement Policies in accordance with Section 3(b) hereof shall be provided to the Employee in substantially similar manner.

                  (b) Notwithstanding the foregoing, if through reasonably diligent efforts, the Company is unable to obtain any insurance policy which provides a death benefit which satisfies the requirements of Section 2(a) hereof, the Company will be deemed to have been released, to the extent of the amount of the death benefit for which such policy was sought, from its obligation hereunder to provide a death benefit to the Beneficiary equal to the Minimum Death Benefit.

         3.       Ownership of the Policy.

                  (a) Subject to the terms and conditions of this Agreement, the Company shall be the sole owner of the Policy, shall not transfer, assign or terminate the Policy and shall have the right to exercise all the rights of ownership with respect to the Policy.

                  (b) Notwithstanding anything to the contrary in Section 3(a) hereof, the Company shall be permitted to encumber and to transfer and assign the Policy in any manner it shall determine necessary or appropriate, subject, however, in all events to the terms of this Agreement and of the endorsement(s), designations and settlement options to be filed with the Insurance Company in accordance with Section 6 hereof. Furthermore the Company shall be permitted to cancel and terminate any Policy so long as prior to or simultaneous with such termination or cancellation, a replacement Policy is obtained which satisfies the terms and conditions of this Agreement.

         4. Payment of Premiums on Policy; Income Reporting by the Company. So long as the Employee is an employee of the Company, this Section 4(a) shall apply to the premiums due under the Policy until the Company's obligation with respect to the Policy is terminated pursuant to Section 9 hereof.

                  (a) The Company shall pay the entire premium due on the Policy, whether such premium is payable annually, semi-annually, quarterly, monthly or on some other basis. Premiums due shall be billed to the Company without notice to the Employee. In the event that any premiums or charges are waived under the terms of the Policy, the Company shall not pay any part of the premium or charges so waived.

                  (b) The portion of the annual payment of premiums by the Company pursuant to Section 4(a) hereof equal to the Annual Insurance Cost for each calendar year shall be treated by the Company and the Employee as income of the Employee for each calendar year for income and employment tax purposes.

                  5. Dividends. Any dividends that may be received on the Policy, or any part thereof, shall be applied to purchase additional paid up insurance on the life of the Employee. In no event shall the Company be under any obligation whatsoever, however, to acquire a Policy that pays dividends.

         6.       Split-Dollar Endorsements.

                  (a) Split-Dollar Endorsement for Policy. Contemporaneous with the acquisition of the Policy or as soon as possible following acquisition of the Policy, the Company and the Employee shall complete an endorsement for the Policy in the form attached hereto as Exhibit "B" or such other form as may be required by the Insurance Company to grant the Company the right to recover the amount to which the Company is entitled pursuant to Section 8 hereof, to permit the Employee to designate a beneficiary and settlement options with respect to the amount to which the Employee is entitled pursuant to Section 8 hereof, and such other matters not inconsistent with the terms hereof. Such endorsement shall be filed with the Insurance Company as soon as possible following completion by the Company and the Employee. Except to the extent permitted otherwise in accordance with Section 3(b) hereof, such endorsement shall not be terminated, altered or amended by the Company, without the express written notice of the Employee.

                  (c) Cooperation; Limitation on Changes. The parties hereto agree to take all action necessary to cause the beneficiary designation and settlement election provisions of the Policy to conform to the terms hereof. Except to the extent otherwise provided in Section 3(b) hereof, the Company shall not terminate, alter or amend beneficiary designation, settlement options or endorsements provided for herein without the express written consent of the Employee.

         7. The Company's Right to Make Policy Loans. The Company shall have the right to obtain loans secured by the Policy. These loans may be obtained either from the Insurance Company or from others. The Company shall have the right to assign the Policy as security for the repayment of such loans. All interest charges with respect to any such loans shall be paid by the Company or shall be paid from the death proceeds of the Policy in accordance with Section 8 hereof.

         8.       Death Proceeds.

                  (a) Upon the Employee's death, the Company will cooperate with the Beneficiary to take whatever action is reasonably necessary to collect the death benefit provided under the Policy.

                  (b) Upon the Employee's death, the Company shall have the unqualified right to receive a portion of the death benefits provided under the Policy equal to the greater of (i) the Total Company Premium Payments, or (ii) the Net Cash Surrender Value of the Policy as of the date of the Employee's death. The balance of the death benefit provided under the Policy, if any, shall be paid directly to the Beneficiary. No amount shall be paid from such death benefit to the Beneficiary until the full amount due the Company hereunder has been paid.

                  (c) Notwithstanding any provision hereof to the contrary, in the event that no death benefit is payable under the Policy upon the death of the Employee pursuant to the Insurance Company's right to contest the death benefit thereunder, and in lieu thereof the Insurance Company refunds all or any part of the premiums paid for the Policy, the Company shall have the unqualified right to receive all such premium refunds, together with any interest thereon, and the Beneficiary shall be entitled to nothing hereunder.

         9. Termination of the Company's Obligation to Make Premium Payments. The Company's obligation to make premium payments with respect to any Policy pursuant to this Agreement shall terminate during the Employee's lifetime, without notice, upon the occurrence of the first of the following events:

                  (a) The cessation by the Company of the Company's business through a liquidation or dissolution of the Company (as opposed to the continuation of the Company's business by a successor to the Company in a merger or other acquisition transaction);

                  (b) Termination of the Employee's employment with the Company for any reason; or

                  (c)  The  bankruptcy,   receivership  or  liquidation  of  the
Company.

         10. Disposition of the Policy on Termination of the Company's Obligation to Make Premium Payments. In the event of termination of the Company's obligation to make premium payments for any reason, then the Company may surrender or cancel the Policy for its Net Cash Surrender Value, or it may change the beneficiary designation provisions of the Policy, naming itself or any other person or entity as revocable beneficiary thereof, or exercise any other ownership rights in and to the Policy, without regard to the provisions hereof. In any event, no person other than the Company and its assignees shall thereafter have an interest in and to the Policy, either under the terms thereof or under this Agreement, without regard to the net Cash Surrender Value of the Policy.

         11.      Insurance Company Not a Party.  The Insurance Company:

                  (a) shall not be deemed to be a party to this Agreement for any purpose nor in any way responsible for its validity;

                  (b) shall not be obligated to inquire as to the distribution of any monies payable or paid by it under the Policy pursuant to the terms of this Agreement; and

                  (c) shall be fully discharged from any and all liability under the terms of the Policy upon repayment or other performance of its obligations in accordance with the terms of the Policy.

                  12. ERISA. The following provisions are part of this Agreement and are intended to address the application of ERISA to this Agreement:

                  (a) The Company is hereby designated as the named fiduciary under this Agreement and shall have the authority to control and manage the operation and administration of this Agreement, and shall be responsible for establishing and carrying out a funding policy and method consistent with the terms of this Agreement. The funding policy under this Agreement is that all premiums on the Policy be remitted to the Insurance Company when due. Direct payment by the Insurance Company is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

                  (b) (i) If for any reason a claim for benefits under this Agreement is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the Section(s) of this Agreement on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of his claim, all written in a manner calculated to be understood by the claimant. For this purpose:

                                    (A) The  claimant's  claim  shall be  deemed
                  filed when presented in writing to the Claims Manager.

                                    (B) The Claims Manager's  explanation  shall
                  be in writing delivered to the claimant within 90 days of the date the claim is filed.

                  (ii) The claimant shall have 60 days following his receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or his representative may submit pertinent documents and written issues and comments.

                  (iii) The Claims Manager shall decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of his claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review.

                  (c) It is the intention and agreement of the Company and the Employee that this Agreement is (i) maintained for a select group of management or highly compensated employees and thereby exempt from Parts 2, 3, and 4 of Title I of ERISA, and (ii) described in U.S. Department of Labor Regulation ss.2520.104-24.

         13.      Assignability By Employee.

                  (a) Except as otherwise provided in Section 13(b) hereof, the Employee's rights under this Agreement are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of Employee.

                  (b) Notwithstanding any provision hereof to the contrary, the Employee shall have the right to assign irrevocably by gift all of the Employee's right, title and interest in and to this Agreement and the Policy to an assignee. This right shall be exercisable by the execution and delivery to the Company of a written assignment, in substantially the form attached hereto as Exhibit "B." Upon receipt of such written assignment executed by the Employee and duly accepted by the assignee thereof, the Company shall consent thereto in writing, and shall thereafter treat the Employee's assignee as the sole owner of all of the Employee's right, title and interest in and to this Agreement and in and to the Policy. Thereafter, the Employee shall have no right, title, or interest in and to this Agreement or the Policy, all such rights being vested in and exercisable only by such assignee and any reference herein to the "Employee" shall be deemed to mean such assignee; provided, however, that any reference herein to termination of employment of the Employee shall continue to mean the Employee.

                  14. No Special Employment Rights. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of Employee for the period of time.

         15. Withholding and Employment Taxes. The Company's obligation to make Policy premium payments in accordance with this Agreement shall be subject to satisfaction of all applicable federal, state and local income and employment tax withholding requirements in a manner and form satisfactory to the Company, which obligations may apply to the Employee whether or not an assignment has been made pursuant to Section 13(b) hereof.

                  16. Amendment. This Agreement may not be amended, altered or modified, except by a written instrument signed by the parties hereto, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

                  17. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Company and its successors and assigns, and Employee, his respective successors, assigns, heirs, executors, administrators and beneficiaries.

         18.      Notices

                  (a) In Writing; Address. All notices, demands, consents and other communications provided for in this Agreement shall be in writing, shall be given by a method prescribed in Section 18(b) hereof, and shall be given to the party to whom it is addressed at the address set forth below or at such other address as such party hereto may hereafter specify by at least 15 days' prior written notice:

         If to the Company:                 IMNET Systems, Inc.
                                            3015 Windward Plaza
                                            Windward Fairways II
                                            Alpharetta, Georgia  30202
                                         Attention: Director of Human Resources


         If to Employee:            Kenneth D. Rardin
                                       c/o  IMNET Systems, Inc.
                                            3015 Windward Plaza
                                            Windward Fairways II
                                            Alpharetta, Georgia  30005


                  (b) Method. Any notice, report or other communication shall be delivered by hand or nationally recognized overnight courier which maintains evidence of receipt, or mailed by United States certified mail, return receipt requested, postage prepaid, deposited in a United States post office or a depository for the receipt of mail regularly maintained by the Post Office. Any notices, demands, consents or other communication shall be deemed given when received at the address for which such party has given notice in accordance with the provisions hereof. Refusal to accept delivery at the address specified for the giving of such notice in accordance herewith shall constitute delivery.

                  19. Governing Law. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with ERISA, and, to the extent not preempted by ERISA, the laws of the State of Georgia.

                  20. Headings. The headings of the sections of this Agreement are inserted solely for convenience and are not to be given controlling effect, or used as an aid in the construction of any provision hereof.

                  21. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

                  22. No Waiver. The waiver of any breach of any term, covenant or condition of this Agreement by any of the parties hereto shall not constitute a continuing waiver or waiver of any subsequent breach, either of the same or of any other additional or different term, covenant or condition of this Agreement.

         23. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but if any such provision is invalid or prohibited under said applicable law, such provision shall be ineffective only to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  24. Exhibits. All exhibits attached hereto are incorporated into and made a part of this Agreement without need for any further reference.

                  25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                                           [Signatures on following page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of date set forth above.





                                               IMNET SYSTEMS, INC.

                               By:      ___________________________________
                           Name:        ___________________________________
                             Title:     ___________________________________







                                          -----------------------------------
                                                              Kenneth D. Rardin

1708.1
                                                     EXHIBIT A

                                       FORM OF NOTICE TO EMPLOYEE OF POLICY
                                                     [ATTACHED]

                                                                      [Date]
[Name and
Address of Employee]

         Re:      Split-Dollar Insurance Agreement

Dear ___________:

         In accordance with Section 2(a) of that certain IMNET Systems, Inc. Endorsement Split-Dollar Life Insurance Agreement dated as of ___________ __, 1997 by and between IMNET Systems, Inc. (the "Company") and the undersigned (the "Agreement") , you are hereby notified that the following life insurance policy has been obtained by the Company as the "Policy" subject to the Agreement.


Insurance Company          -____________________________

Policy Number              -

Face Amount                         - $

Date of (Anticipated) Issue         -                         , ____
                                      ------------------------

         Please complete the enclosed Split-Dollar Endorsement with respect to the Policy and return it the undersigned.

                                            IMNET SYSTEMS, INC.

                                    By:     ___________________________________
                                 Name:      ___________________________________
                                   Title:   ___________________________________


Acknowledged and received this _______ day of ____________________, 199___.


                                            ----------------------------------
                                      Name:  __________________________________

481708.1


481708.1
                                                     EXHIBIT B

                                         FORM OF SPLIT-DOLLAR ENDORSEMENT
                                                    [ATTACHED]

                                                       SPLIT-DOLLAR ENDORSEMENT

REQUEST TO:              o    CONSENT TO INSURANCE - #1 (Multilife Cases - only)
[Check appropriate       o    ENDORSEMENT/AMENDMENT TO APPLICATION - #2
Boxes]                   o    BENEFICIARY DESIGNATION - #3
                         o    SMOKER/NONSMOKER CONFIRMATION #4

Employer - IMNET Systems, Inc.  Insurance Company -____________________________
PROPOSED INSURED                                   APPLICATION OR POLICY NUMBER

1.       CONSENT TO INSURANCE AND CERTIFICATION OF CURRENT EMPLOYMENT:
         I consent to my Employer purchasing a life insurance policy on my life inasmuch as the Policy is issued in connection with a Split-Dollar Life Insurance Agreement entered into by my Employer and me for my benefit and under which there exists an insurable interest between my Employer and me. Further, I certify that I am currently engaged in active full-time work (i.e., working at least 30 hours per week in a normal capacity and, in particular, not hospitalized or absent from work due to illness or accident more than a total of three days in the preceding three month period).

                  2. SPLIT-DOLLAR POLICY ENDORSEMENT: The following changes and additional statements are made to the application for insurance on the life shown above: In the event of the maturity of this Policy by the death of the Insured, anything herein to the contrary notwithstanding, there shall first be paid from the Policy proceeds to the Employer, its successor or assigns, an amount equal to the amount claimed by the Employer to equal the GREATER of the
(i) net cash surrender value of the Policy as of the date of death, or (ii) the total premiums paid under the Policy, not to exceed in any event the amount payable under the Policy. Payment by the Insurance Company of a portion or all of such death proceeds to the Employer, its successors or assigns, in reliance upon the affidavit of any officer of the Employer as to the amount of such death proceeds which are due the Employer shall be a full discharge of the Insurance Company for the amount thereof and shall be binding on all parties having or claiming any interest under this Policy. I or my assignees shall have the right to designate the beneficiary or elect an income settlement option with respect to any portion of the death benefit of the Policy which is in excess if any, of the amount payable to the Employer, its successors or assigns. The parties to this document desire this document to constitute the split dollar endorsement to the Policy. This endorsement and application amendment are not effective until received and accepted by the Home Office of the Insurance Company, as Evidenced by Home Office's written confirmation. It is agreed by the undersigned that these changes and statements shall be incorporated in the application referred to above as fully and completely as if they had been originally set forth therein, and shall be subject in all respect to the agreement contained in the application. This endorsement shall not affect or limit in any way the rights of the Employer with respect to the Policy upon cancellation or other termination of the Policy, it being intended to only apply to death benefits.

3.       BENEFICIARY DESIGNATION:
         I revoke all previous beneficiary designations. Reserving the right to change the beneficiary, I direct that the death benefit which is not payable to the Employer, its successors or assigns, be paid in one sum to:
                         Name:              __________________________________
                         Address:                    _________________________
                                                     -------------------------

                         Relationship to Insured:    _______________________

4.       SMOKER/NONSMOKER CONFIRMATION:
         Have you smoked any cigarettes within the last 12 months?
 Yes                No
        -------------

Signed     at      ________________________________      this     ____day     of
________________________, 199__.
                       City/State

Applicant and Employer:  IMNET SYSTEMS, INC.      Employee/Insured:_____________
 By:  _____________________                                Name: ______________
 Name:____________________
 Title:_____________________

                                                               EXHIBIT C

                                                 FORM OF IRREVOCABLE ASSIGNMENT
                                                               [ATTACHED]

375356.6


                             IRREVOCABLE ASSIGNMENT OF SPLIT-DOLLAR AGREEMENT

         THIS ASSIGNMENT, dated this __ day of __________, 19__.

                                                           W I T N E S S E T H

         WHEREAS, the undersigned (the "Assignor") is the "Employee" pursuant to that certain IMNET Systems, Inc. Endorsement Split-Dollar Life Insurance Agreement (the "Agreement") dated as of _________ __, 1997, by and between the Assignor and IMNET Systems, Inc., a Delaware corporation (the "Company"), which Agreement confers upon the undersigned certain rights and benefits with regard to a policy of insurance (the "Policy") insuring the Assignor's life; and

         WHEREAS, pursuant to Section 13(b) of the Agreement, the Assignor retained the right, exercisable by the execution and delivery to the Company of a written form of assignment, to absolutely and irrevocably assign all of the Assignor's right, title and interest in and to said Agreement and Policy to an assignee; and

         WHEREAS, the Assignor desires to exercise such right as hereinafter provided.

         NOW, THEREFORE, the Assignor, without consideration and intending to make a gift, hereby absolutely and irrevocably assigns, gives, grants and transfers to __________________________________________________ (the "Assignee")
all of the Assignor's right, title and interest in and to the Agreement and the Policy, intending that, from and after this date, the Agreement be solely between the Company and the Assignee and that hereafter the Assignor shall neither have nor retain any right, title or interest therein or in the Policy.

                                     --------------------------------

                                      --------------------------------

                                                        ACCEPTANCE OF ASSIGNMENT

         The undersigned Assignee hereby accepts the above assignment of all right, title and interest of the Assignor therein in and to the Agreement and the Policy and the undersigned hereby agrees to be bound by all of the terms and conditions of the Agreement, as if the original "Employee" party thereto.

     Dated ___________ __, 19__.
                                               ================================

                                    [Company Consent to Assignment on Next Page]


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                                                         CONSENT TO ASSIGNMENT

         The undersigned Company hereby consents to the foregoing assignment of all of the right, title and interest of the Assignor in and to the Agreement and the Policy to the Assignee designated therein. The undersigned hereby agrees that, from and after the date hereof, the undersigned Company shall look solely to such Assignee for the performance of all obligations under said Agreement which were heretofore the responsibility of the Assignor, shall allow all rights and benefits provided therein to the Assignor to be exercised only by said Assignee, and shall hereafter treat Assignee in all respects as if the original "Employee" party thereto.

         Dated ___________ __, 19__.

                                                     IMNET SYSTEMS, INC.

                                      By:
                                      Name:___________________________________
                                      Title: